FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                          Supplement dated May 22, 1998
                       to Prospectus dated April 30, 1998


1. Item No. (8) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 20 should read as follows:

(8) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 31:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.


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